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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 20, 2004

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      1-12387                76-0515284
  (State or other jurisdiction        (Commission          (I.R.S. Employer of
of incorporation or organization)     File Number)            Incorporation
                                                            Identification No.)


       500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS               60045
         (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02.        RESULTS of OPERATIONS and FINANCIAL CONDITION.

         On October 20, 2004, Tenneco Automotive announced its results of operations for the third quarter of 2004. A copy of the press release announcing the company's third quarter 2004 results is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.        Description

99.1 Press release, issued October 20, 2004, announcing Tenneco Automotive's third quarter 2004 results of operations.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TENNECO AUTOMOTIVE INC.


Date:  October 20, 2004                    By:  /s/ Kenneth R. Trammell
                                                --------------------------------
                                                Kenneth R. Trammell
                                                Senior Vice President and
                                                Chief Financial Officer